AVADEL PHARMACEUTICALS PLC
2020 OMNIBUS INCENTIVE COMPENSATION PLAN
SECTION 1. GENERAL PURPOSE OF THE PLAN; DEFINITIONS
The name of the plan is the Avadel Pharmaceuticals plc 2020 Omnibus Incentive Compensation Plan (the “Plan”). The purpose of the Plan is to encourage and enable the officers, employees, Non-Employee Directors and Consultants of Avadel Pharmaceuticals PLC, an Irish public limited company (the “Company”) and its Affiliates upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company and its shareholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.
The following terms shall be defined as set forth below:
“Act” means the United States Securities Act of 1933, as amended, and the rules and regulations thereunder.
“Administrator” means either the Board or the compensation committee of the Board or a similar committee performing the functions of the compensation committee and which is comprised of not less than two Non Employee Directors who are independent.
“ADS” means an American Depositary Share representing one Ordinary Share, registered with the SEC and listed for trading on the Nasdaq Global Market under the trading symbol “AVDL”; an ADS may be represented by a physical certificate referred to as an American Depositary Receipt, or “ADR.”
“Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 of the Act. The Board will have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.
“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Options, Share Appreciation Rights, Restricted Share Units, Restricted Share Awards, Unrestricted Share Awards, Cash-Based Awards, and Dividend Equivalent Rights.
“Award Certificate” means a written or electronic document setting forth the terms and provisions applicable to an Award granted under the Plan. Each Award Certificate is subject to the terms and conditions of the Plan.

“Board” means the Board of Directors of the Company.
“Cash-Based Award” means an Award entitling the recipient to receive a cash-denominated payment.
“Code” means the United States Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.
“Companies Act” means the Ireland Companies Act 2014.
“Consultant” means a consultant or adviser who provides bona fide services to the Company or an Affiliate as an independent contractor and who qualifies as a consultant or advisor under Instruction A.1.(a)(1) of Form S-8 under the Act.
“Dividend Equivalent Right” means an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the Shares specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the grantee.
“Effective Date” means the date on which the Plan becomes effective as set forth in Section 19.
“Exchange Act” means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.
“Fair Market Value” of a Share (represented by ADSs) on any given date means the fair market value of a Share determined in good faith by the Administrator; provided, however, that if the Shares or ADSs are listed on the NASDAQ, The NASDAQ Global Market, The NASDAQ Global Select Market, The New York Stock Exchange or another foreign or national securities exchange or traded on any established market, the determination shall be made by reference to market quotations. If there are no market quotations for such date, the determination shall be made by reference to the last date preceding such date for which there are market quotations.
“Incentive Stock Option” means any Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.
“Minimum Vesting Period” means the one-year period following the date of grant of an Award.
“Non-Employee Director” means a member of the Board who is not also an employee of the Company or any Subsidiary.
“Non-Qualified Option” means any Option that is not an Incentive Stock Option.
“Option” means any option to purchase Shares granted pursuant to Section 5.

“Ordinary Share” means an Ordinary Share, par value $0.01, in the capital of the Company.
“Restricted Shares” means the Shares underlying a Restricted Share Award that remain subject to a risk of forfeiture or the Company’s right of repurchase.
“Restricted Share Award” means an Award of Restricted Shares subject to such restrictions and conditions as the Administrator may determine at the time of grant.
“Restricted Share Units” means an Award of share units subject to such restrictions and conditions as the Administrator may determine at the time of grant.
“Sale Event” shall mean (i) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (ii) the following individuals cease for any reason to constitute a majority of the number of directors then serving on the Board: individuals who, on the Effective Date, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to, a consent solicitation relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s shareholders was approved or recommended by a vote of at least a majority of the directors then still in office who either were members of the Board on the Effective Date or whose appointment, election or nomination for election was previously so approved (the “Incumbent Directors”); (iii) a merger, reorganization or consolidation with any other corporation or other entity, other than (A) a merger, reorganization or consolidation pursuant to which the holders of the Company’s outstanding voting power and outstanding Shares immediately prior to such transaction continue to own a majority of the outstanding voting power and outstanding Shares or other equity interests of the resulting or successor entity (or its ultimate parent, if applicable) immediately upon completion of such transaction and (B) the Incumbent Directors continuing immediately thereafter to represent at least a majority of the board of directors of the resulting or successor entity (or its ultimate parent, if applicable), (iv) the sale of all of the Shares of the Company to an unrelated person, entity or group thereof acting in concert, or (v) any other transaction in which the owners of the Company’s outstanding voting power immediately prior to such transaction do not own at least a majority of the outstanding voting power of the Company or any successor entity immediately upon completion of the transaction other than as a result of the acquisition of securities directly from the Company. For the avoidance of doubt, any one or more of the above events may be effective pursuant to (a) a compromise or arrangement sanctioned by the court under Chapter 1 of Part 9 of the Companies Act, (b) an acquisition pursuant to Chapter 2 of Part 9 of the Companies Act, or (c) a merger pursuant to the European Communities (Cross-Border Mergers) Regulations 2008. Notwithstanding the foregoing, in the case of any Award that constitutes deferred compensation within the meaning of Section 409A of the Code, there shall not be a Change in Control unless there is a change in the ownership or effective control of the Company, or in a substantial portion of the assets of the Company, within the meaning of Section 409A of the Code where necessary for such Award to comply with Section 409A of the Code.

“Sale Price” means the value as determined by the Administrator of the consideration payable, or otherwise to be received by shareholders, per Share pursuant to a Sale Event.
“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.
“Service Relationship” means any relationship as an employee, director or Consultant of the Company or any Affiliate (e.g., a Service Relationship shall be deemed to continue without interruption in the event an individual’s status changes from full-time employee to part-time employee or Consultant).
“Share” means an Ordinary Shares, subject to adjustment pursuant to Section 3; unless the context otherwise requires, references herein to “Shares” shall include references to ADSs.
“Share Appreciation Right” means an Award entitling the recipient to receive Shares (or cash, to the extent explicitly provided for in the applicable Award Certificate) having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price of the Share Appreciation Right multiplied by the number of Shares with respect to which the Share Appreciation Right shall have been exercised.
“Subsidiary” means any corporation or other entity (other than the Company) in which the Company has at least a 50 percent interest, either directly or indirectly.
“Ten Percent Owner” means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation.
“Unrestricted Share Award” means an Award of Shares free of any restrictions.
SECTION 2. ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS
(a)Administration of Plan. The Plan shall be administered by the Administrator.
(b)Powers of Administrator. The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:
(i)to select the individuals to whom Awards may from time to time be granted;
(ii)to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Options, Share Appreciation Rights, Restricted Share Awards, Restricted Share Units, Unrestricted Share Awards, Cash-Based Awards, and Dividend Equivalent Rights, or any combination of the foregoing, granted to any one or more grantees;
(iii)to determine the number of Shares to be covered by any Award and to determine whether any Award shall pertain to Shares or ADSs;

(iv)to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the forms of Award Certificates;
(v)to accelerate at any time the exercisability or vesting of all or any portion of any Award;
(vi)subject to the provisions of Section 5(c), to extend at any time the period in which Options may be exercised; and
(vii)at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.
All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan grantees.
(c)Delegation of Authority to Grant Awards. Subject to applicable law, the Administrator, in its discretion, may delegate to a committee consisting of one or more officers of the Company, including the Chief Executive Officer of the Company, all or part of the Administrator’s authority and duties with respect to the granting of Awards to individuals who are (i) not subject to the reporting and other provisions of Section 16 of the Exchange Act and (ii) not members of the delegated committee. Any such delegation by the Administrator shall include a limitation as to the amount of Stock underlying Awards that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price and the vesting criteria. The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator’s delegate or delegates that were consistent with the terms of the Plan.
(d)Award Certificate. Awards under the Plan shall be evidenced by Award Certificates that set forth the terms, conditions and limitations for each Award which may include, without limitation, the term of an Award and the provisions applicable in the event employment or service terminates.
(e)Indemnification. Neither the Board nor the Administrator, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Administrator (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company’s articles or bylaws or any directors’ and officers’

liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.
(f)Foreign Award Recipients. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries operate or have employees or other individuals eligible for Awards, the Administrator, in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries shall be covered by the Plan; (ii) determine which individuals outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to individuals outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Administrator determines such actions to be necessary or advisable (and such subplans and/or modifications shall be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 3(a) hereof; and (v) take any action, before or after an Award is made, that the Administrator determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code, or any other applicable United States governing statute or law.
(g)Minimum Vesting Period. The vesting period for each Award granted under the Plan must be at least equal to the Minimum Vesting Period; provided, however, nothing in this Section 2(g) shall limit the Administrator’s authority to accelerate the vesting of Awards as set forth in Section 2(b)(v) above; and, provided further, notwithstanding the foregoing, up to 5% of the Shares authorized for issuance under the Plan may be utilized for Unrestricted Share Awards or other Awards with a vesting period that is less than the Minimum Vesting Period (each such Award, an “Excepted Award”). Notwithstanding the foregoing, in addition to Excepted Awards, the Administrator may grant Awards that vest (or permit previously granted Awards to vest) within the Minimum Vesting Period (i) if such Awards are granted as substitute Awards in replacement of other Awards (or awards previously granted by an entity being acquired (or assets of which are being acquired)) that were scheduled to vest within the Minimum Vesting Period or (ii) if such Awards are being granted in connection with an elective deferral of cash compensation that, absent a deferral election, otherwise would have been paid to the grantee within the Minimum Vesting Period.
SECTION 3. STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION
(a)Stock Issuable. The maximum number of Shares reserved and available for issuance under the Plan shall be 6,000,000 Shares, subject to adjustment as provided in this Section 3. For purposes of this limitation, the Shares underlying any awards under the Plan and under the Company’s 2017 Omnibus Incentive Compensation Plan that are forfeited, canceled or otherwise terminated (other than by exercise) shall be added back to the Shares available for issuance under the Plan and, to the extent permitted under Section 422 of the Code and the regulations promulgated thereunder, the Shares that may be issued as Incentive Stock Options.

Notwithstanding the foregoing, the following shares shall not be added to the shares authorized for grant under the Plan: (i) Shares tendered or held back upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding, and (ii) Shares subject to a Share Appreciation Right that are not issued in connection with the share settlement of the Share Appreciation Right upon exercise thereof. In the event the Company repurchases Shares on the open market, such Shares shall not be added to the Shares available for issuance under the Plan. Subject to such overall limitations, Shares may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that no more than 6,000,000 Shares may be issued in the form of Incentive Stock Options. The Shares available for issuance under the Plan may be authorized but unissued Shares or Shares reacquired by the Company.
(b)Changes in Shares. Subject to Section 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, share dividend, share split, reverse share split or other similar change in the Company’s capital, the outstanding Shares are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such Shares or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding Shares are converted into or exchanged for securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of Shares reserved for issuance under the Plan, including the maximum number of Shares that may be issued in the form of Incentive Stock Options, (ii) the number and kind of Shares or other securities subject to any then outstanding Awards under the Plan, (iii) the repurchase price, if any, per Share subject to each outstanding Restricted Share Award, and (iv) the exercise price for each Share subject to any then outstanding Options and Share Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of shares subject to Options and Share Appreciation Rights) as to which such Options and Share Appreciation Rights remain exercisable. The Administrator shall also make equitable or proportionate adjustments in the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration cash dividends paid other than in the ordinary course or any other extraordinary corporate event. The adjustment by the Administrator shall be final, binding and conclusive. No fractional Shares shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional Shares.
(c)Mergers and Other Transactions. In the case of and subject to the consummation of a Sale Event, the parties thereto may cause the assumption or continuation of Awards theretofore granted by the successor entity, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree. To the extent the parties to such Sale Event do not provide for the assumption, continuation or substitution of Awards, upon the effective time of the Sale Event, the Plan and all outstanding Awards granted hereunder shall terminate. In the event of such termination, (i) the Company shall have the option (in its sole discretion) to make or provide for a payment, in cash or in kind, to the grantees holding Options and Share Appreciation Rights, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the Sale Price multiplied by the number of Shares subject to outstanding Options and Share Appreciation Rights (to the extent then vested and exercisable at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options and Share Appreciation Rights (provided that, in the case of an Option or Share Appreciation Right with an exercise price equal to or greater than the Sale Price, such Option or Share Appreciation Right shall be cancelled for no consideration); or (ii) each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding Options and Share Appreciation Rights (to the extent then vested and exercisable) held by such grantee. The Company shall also have the option (in its sole discretion) to make or provide for a payment, in cash or in kind, to the grantees holding other Awards in an amount equal to the Sale Price multiplied by the number of vested Shares under such Awards.
(d)Maximum Awards to Non-Employee Directors. Notwithstanding anything to the contrary in this Plan, the value of all Awards awarded under this Plan and all other cash compensation paid by the Company to any Non-Employee Director in any calendar year shall not exceed $[675,000]1. For the purpose of this limitation, the value of any Award shall be its grant date fair value, as determined in accordance with ASC 718 or successor provision but excluding the impact of estimated forfeitures related to service-based vesting provisions. Notwithstanding the foregoing, the Board may make exceptions to the foregoing limit (up to twice such limit) for a non-executive chair of the Board or, in extraordinary circumstances, for other individual Non-Employee Directors, as the Administrator may determine, provided that the Non-Employee Director receiving such Awards may not participate in the decision to make such Awards.
SECTION 4. ELIGIBILITY
Grantees under the Plan will be such employees, Non-Employee Directors or Consultants of the Company and its Affiliates as are selected from time to time by the Administrator in its sole discretion; provided that Awards may not be granted to employees, Directors or Consultants who are providing services only to any “parent” of the Company, as such term is defined in Rule 405 of the Act, unless (i) the stock underlying the Awards is treated as “service recipient stock” under Section 409A or (ii) the Company has determined that such Awards are exempt from or otherwise comply with Section 409A.
SECTION 5. OPTIONS
(a)Award of Options. The Administrator may grant Options under the Plan. Any Option granted under the Plan shall be in such form as the Administrator may from time to time approve.
Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Options. Incentive Stock Options may be granted only to employees of the Company or any
1 Note to Company: Article 13 of 2017 Plan provides for annual $675K limit.

Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Option.
Options granted pursuant to this Section 5 shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable. If the Administrator so determines, Options may be granted in lieu of cash compensation at the optionee’s election, subject to such terms and conditions as the Administrator may establish.
(b)Exercise Price. The exercise price per Share covered by an Option granted pursuant to this Section 5 shall be determined by the Administrator at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the exercise price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the grant date. Notwithstanding the foregoing, Options may be granted with an exercise price per share that is less than 100 percent of the Fair Market Value on the date of grant (i) pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code, (ii) to individuals who are not subject to U.S. income tax on the date of grant or (iii) the Option is otherwise compliant with Section 409A.
(c)Option Term. The term of each Option shall be fixed by the Administrator, but no Option shall be exercisable more than ten years after the date the Option is granted. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Option shall be no more than five years from the date of grant. Where an Option is granted with an exercise price per share that is less than 100 percent of the Fair Market Value on the date of grant to an individual who is tax resident in Ireland, the Option shall lapse if not exercised within 7 years of the date of grant.
(d)Exercisability; Rights of a Shareholder. Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date. The Administrator may at any time accelerate the exercisability of all or any portion of any Option. An optionee shall have the rights of a shareholder only as to Shares acquired upon the exercise of an Option and not as to unexercised Options.
(e)Method of Exercise. Options may be exercised in whole or in part, by giving written or electronic notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods except to the extent otherwise provided in the Award Certificate:
(i)In cash, by certified or bank check or other instrument acceptable to the Administrator;
(ii)Through the delivery (or attestation to the ownership following such procedures as the Company may prescribe) of Shares that are not then subject to restrictions under any

Company plan. Such surrendered Shares shall be valued at Fair Market Value on the exercise date;
(iii)By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Company shall prescribe as a condition of such payment procedure; or
(iv)With respect to Options that are not Incentive Stock Options, by a “net exercise” arrangement pursuant to which the Company will reduce the number of Shares issuable upon exercise by the largest whole number of Shares with a Fair Market Value that does not exceed the aggregate exercise price. Where newly issued Shares are to be delivered in this way, the Affiliate which employs the grantee, if so agreed with the Company, shall pay to the Company such price as is at least equal to the aggregate nominal value of the Shares issued.
Payment instruments will be received subject to collection. The transfer to the optionee on the records of the Company or of the transfer agent of the Shares to be purchased pursuant to the exercise of an Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Award Certificate or applicable provisions of laws (including the satisfaction of any withholding taxes that the Company is obligated to withhold with respect to the optionee). In the event an optionee chooses to pay the purchase price by previously-owned Shares through the attestation method, the number of Shares transferred to the optionee upon the exercise of the Option shall be net of the number of attested Shares. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Stock Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Stock Options may be permitted through the use of such an automated system.
(f)Annual Limit on Incentive Stock Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the Shares with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Incentive Stock Option exceeds this limit, it shall constitute a Non-Qualified Option.
SECTION 6. SHARE APPRECIATION RIGHTS
(a)Award of Share Appreciation Rights. The Administrator may grant Share Appreciation Rights under the Plan. A Share Appreciation Right is an Award entitling the recipient to receive Shares (or cash, to the extent explicitly provided for in the applicable Award Certificate) having a value equal to the excess of the Fair Market Value of a Share on the date of exercise over the exercise price of the Share Appreciation Right multiplied by the number of Shares with respect to which the Share Appreciation Right shall have been exercised.
(b)Exercise Price of Share Appreciation Rights. The exercise price of a Share Appreciation Right shall not be less than 100 percent of the Fair Market Value of a Share on the date of grant.
(c)Grant and Exercise of Share Appreciation Rights. Share Appreciation Rights may be granted by the Administrator independently of any Stock Option granted pursuant to Section 5 of the Plan.
(d)Terms and Conditions of Share Appreciation Rights. Share Appreciation Rights shall be subject to such terms and conditions as shall be determined on the date of grant by the Administrator. The term of a Share Appreciation Right may not exceed ten years. The terms and conditions of each such Award shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.
SECTION 7. RESTRICTED SHARE AWARDS
(a)Nature of Restricted Share Awards. The Administrator may grant Restricted Share Awards under the Plan. A Restricted Share Award is any Award of Restricted Shares subject to such restrictions and conditions as the Administrator may determine at the time of grant. Conditions may be based on continuing employment (or other Service Relationship) and/or achievement of pre-established performance goals and objectives.
(b)Rights as a Shareholder. Upon the grant of the Restricted Share Award and payment of any applicable purchase price, a grantee shall have the rights of a shareholder with respect to the voting of the Restricted Shares and receipt of dividends; provided that any dividends paid by the Company during the vesting period shall accrue and shall not be paid to the grantee until and to the extent the Restricted Shares vest. Unless the Administrator shall otherwise determine, (i) uncertificated Restricted Shares shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted Shares are vested as provided in Section 7(d) below, and (ii) certificated Restricted Shares shall remain in the possession of the Company until such Restricted Shares are vested as provided in Section 7(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Administrator may prescribe.
(c)Restrictions. Restricted Shares may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Share Award Certificate. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 16 below, in writing after the Award is issued, if a grantee’s employment (or other Service Relationship) with the Company and its Subsidiaries terminates for any reason, any Restricted Shares that have not vested at the time of termination shall automatically and without any requirement of notice to such grantee from or other action by or on behalf of, the Company be deemed to have been reacquired by the Company at its original purchase price (if any) from such grantee or such grantee’s legal representative simultaneously with such termination of employment (or other Service Relationship), and thereafter shall cease to represent any ownership of the Company by the grantee or rights of the grantee as a shareholder. Following such deemed reacquisition of Restricted Shares that are represented by physical certificates, a grantee shall surrender such certificates to the Company upon request without consideration.
(d)Vesting and payment of Restricted Shares. The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Shares and the Company’s right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Shares and shall be deemed “vested.” Where newly issued Shares are to be delivered on the vesting of a Restricted Share Award, the Affiliate which employs the grantee, if so agreed with the Company, shall pay to the Company such price as is at least equal to the aggregate nominal value of the Shares the subject of the Restricted Share Award.
SECTION 8. RESTRICTED SHARE UNITS
(a)Nature of Restricted Share Units. The Administrator may grant Restricted Share Units under the Plan. A Restricted Share Unit is an Award of stock units that may be settled in Shares (or cash, to the extent explicitly provided for in the Award Certificate) upon the satisfaction of such restrictions and conditions at the time of grant. Conditions may be based on continuing employment (or other Service Relationship) and/or achievement of pre-established performance goals and objectives. The terms and conditions of each such Award shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees. Except in the case of Restricted Share Units with a deferred settlement date that complies with Section 409A, at the end of the vesting period, the Restricted Share Units, to the extent vested, shall be settled in the form of Shares. Restricted Share Units with deferred settlement dates are subject to Section 409A and shall contain such additional terms and conditions as the Administrator shall determine in its sole discretion in order to comply with the requirements of Section 409A.
(b)Election to Receive Restricted Share Units in Lieu of Compensation. The Administrator may, in its sole discretion, permit a grantee to elect to receive a portion of future cash compensation otherwise due to such grantee in the form of an award of Restricted Share Units. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and in accordance with Section 409A and such other rules and procedures established by the Administrator. Any such future cash compensation that the grantee elects to defer shall be converted to a fixed number of Restricted Share Units based on the Fair Market Value of Stock on the date the compensation would otherwise have been paid to the grantee if such payment had not been deferred as provided herein. The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate. Any Restricted Share Units that are elected to be received in lieu of cash compensation shall be fully vested, unless otherwise provided in the Award Certificate.
(c)Rights as a Shareholder. A grantee shall have the rights as a shareholder only as to Shares acquired by the grantee upon settlement of Restricted Share Units; provided, however, that the grantee may be credited with Dividend Equivalent Rights with respect to the stock units underlying his Restricted Share Units, subject to the provisions of Section 11 and such terms and conditions as the Administrator may determine. Where newly issued Shares are to be delivered on the vesting of a Restricted Share Unit, the Affiliate which employs the grantee, if so agreed with the Company, shall pay to the Company such price as is at least equal to the aggregate nominal value of the Shares the subject of the Restricted Share Unit.
(d)Termination. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 16 below, in writing after the Award is issued, a grantee’s right in all Restricted Share Units that have not vested shall automatically terminate upon the grantee’s termination of employment (or cessation of Service Relationship) with the Company and its Subsidiaries for any reason.
SECTION 9. UNRESTRICTED SHARE AWARDS
Grant or Sale of Unrestricted Shares. The Administrator may grant (or sell at par value or such higher purchase price determined by the Administrator) an Unrestricted Share Award under the Plan. An Unrestricted Share Award is an Award pursuant to which the grantee may receive Shares free of any restrictions under the Plan. Unrestricted Share Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.
SECTION 10. CASH-BASED AWARDS
Grant of Cash-Based Awards. The Administrator may grant Cash-Based Awards under the Plan. A Cash-Based Award is an Award that entitles the grantee to a payment in cash upon the attainment of specified performance goals. The Administrator shall determine the maximum duration of the Cash-Based Award, the amount of cash to which the Cash-Based Award pertains, the conditions upon which the Cash-Based Award shall become vested or payable, and such other provisions as the Administrator shall determine. Each Cash-Based Award shall specify a cash-denominated payment amount, formula or payment ranges as determined by the Administrator. Payment, if any, with respect to a Cash-Based Award shall be made in accordance with the terms of the Award and may be made in cash.
SECTION 11. DIVIDEND EQUIVALENT RIGHTS
(a)Dividend Equivalent Rights. The Administrator may grant Dividend Equivalent Rights under the Plan. A Dividend Equivalent Right is an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the Shares specified in the Dividend Equivalent Right (or other Award to which it relates) if such shares had been issued to the grantee. A Dividend Equivalent Right may be granted hereunder to any grantee as a component of an award of Restricted Share Units or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Certificate. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional Shares, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any. Dividend Equivalent Rights may be settled in cash or Shares or a combination thereof, in a single installment or installments. A Dividend Equivalent Right granted as a component of an Award of Restricted Share Units shall provide that such Dividend Equivalent Right shall be settled only upon settlement or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award.
(b)Termination. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 16 below, in writing after the Award is issued, a grantee’s rights in all Dividend Equivalent Rights shall automatically terminate upon the grantee’s termination of employment (or cessation of Service Relationship) with the Company and its Subsidiaries for any reason.
SECTION 12. Transferability of Awards
(a)Transferability. Except as provided in Section 12(b) below, during a grantee’s lifetime, his or her Awards shall be exercisable only by the grantee, or by the grantee’s legal representative or guardian in the event of the grantee’s incapacity. No Awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a grantee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order. No Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind, and any purported transfer in violation hereof shall be null and void.
(b)Administrator Action. Notwithstanding Section 12(a), the Administrator, in its discretion, may provide either in the Award Certificate regarding a given Award or by subsequent written approval that the grantee (who is an employee or director) may transfer his or her Non-Qualified Options to his or her immediate family members, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award. In no event may an Award be transferred by a grantee for value.
(c)Family Member. For purposes of Section 12(b), “family member” shall mean a grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee’s household (other than a tenant of the grantee), a trust in which these persons (or the grantee) have more than 50 percent of the beneficial interest, a foundation in which these persons (or the grantee) control the management of assets, and any other entity in which these persons (or the grantee) own more than 50 percent of the voting interests.

(d)Designation of Beneficiary. To the extent permitted by the Company, each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee’s death. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee’s estate.
SECTION 13. TAX WITHHOLDING
(a)Payment by Grantee. Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company’s obligation to deliver evidence of book entry (or stock certificates) to any grantee is subject to and conditioned on tax withholding obligations being satisfied by the grantee.
(b)Payment in Stock. The Administrator may require the Company’s tax withholding obligation to be satisfied, in whole or in part, by the Company withholding from Shares to be issued pursuant to any Award a number of Shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due; provided, however, that the amount withheld does not exceed the maximum statutory tax rate or such lesser amount as is necessary to avoid liability accounting treatment. For purposes of share withholding, the Fair Market Value of withheld shares shall be determined in the same manner as the value of Shares includible in income of the grantees. The Administrator may also require the Company’s tax withholding obligation to be satisfied, in whole or in part, by an arrangement whereby a certain number of Shares issued pursuant to any Award are immediately sold and proceeds from such sale are remitted to the Company in an amount that would satisfy the withholding amount due.
SECTION 14. Section 409A awards
Awards are intended to be exempt from Section 409A to the greatest extent possible and to otherwise comply with Section 409A. The Plan and all Awards shall be interpreted in accordance with such intent. To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as specified by the Administrator from time to time in order to comply with Section 409A. In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A) to a grantee who is then considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the grantee’s separation from service, or (ii) the grantee’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A. Further, the settlement of any 409A Award may not be accelerated except to the extent permitted by Section 409A.
SECTION 15. TERMINATION OF SERVICE RELATIONSHIP, TRANSFER, LEAVE OF ABSENCE, ETC.
(a)Termination of Service Relationship. If the grantee’s Service Relationship is with an Affiliate and such Affiliate ceases to be an Affiliate, the grantee shall be deemed to have terminated his or her Service Relationship for purposes of the Plan.
(b)For purposes of the Plan, the following events shall not be deemed a termination of a Service Relationship:
(i)a transfer to the employment of the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another; or
(ii)an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.
SECTION 16. AMENDMENTS AND TERMINATION
The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall materially and adversely affect rights under any outstanding Award without the holder’s consent. Except as provided in Section 3(b) or 3(c), without prior shareholder approval, in no event may the Administrator exercise its discretion to reduce the exercise price of outstanding Stock Options or Share Appreciation Rights or effect repricing through cancellation and re-grants or cancellation of Stock Options or Share Appreciation Rights in exchange for cash or other Awards. To the extent required under the rules of any securities exchange or market system on which the Shares are listed, to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code, Plan amendments shall be subject to approval by Company shareholders. Nothing in this Section 16 shall limit the Administrator’s authority to take any action permitted pursuant to Section 3(b) or 3(c).
SECTION 17. STATUS OF PLAN
With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 18. GENERAL PROVISIONS
(a)No Distribution. The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.
(b)Issuance of Stock. To the extent certificated, stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company. Uncertificated Stock shall be deemed delivered for all purposes when the Company or a Stock transfer agent of the Company shall have given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records). Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any evidence of book entry or certificates evidencing Shares pursuant to the exercise or settlement of any Award, unless and until the Administrator has determined, with advice of counsel (to the extent the Administrator deems such advice necessary or advisable), that the issuance and delivery is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the Shares are listed, quoted or traded. Any Stock issued pursuant to the Plan shall be subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state or foreign jurisdiction, securities or other laws, rules and quotation system on which the Shares are listed, quoted or traded. The Administrator may place legends on any Share certificate or notations on any book entry to reference restrictions applicable to the Shares. In addition to the terms and conditions provided herein, the Administrator may require that an individual make such reasonable covenants, agreements, and representations as the Administrator, in its discretion, deems necessary or advisable in order to comply with any such laws, regulations, or requirements. The Administrator shall have the right to require any individual to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.
(c)Shareholder Rights. Until Shares are deemed delivered in accordance with Section 18(b), no right to vote or receive dividends or any other rights of a shareholder will exist with respect to Shares to be issued in connection with an Award, notwithstanding the exercise of an Option or any other action by the grantee with respect to an Award.
(d)Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

(e)Trading Policy Restrictions. Option exercises and other Awards under the Plan shall be subject to the Company’s insider trading policies and procedures, as in effect from time to time.
(f)Clawback Policy. Awards under the Plan shall be subject to the Company’s clawback policy, as in effect from time to time.
(g)Concert-Party Restrictions under the Irish Takeover Rules. In the event that any individual who is eligible to receive an Award is, or is presumed to be, a “person acting in concert” for the purposes of the Irish Takeover Rules, and the grant, exercise, vesting, settlement or any other action in relation to an Award to such individual may, in the reasonable opinion of the Administrator, result in the individual and/or any person acting, or presumed to be acting, in concert with such individual becoming obliged under the Irish Takeover Rules to make an offer for the Company under Rule 9 of the Irish Takeover Rules (“a Concert-Party Offer”), the Administrator may decide that either (i) such grant, exercise, vesting, settlement or other action in relation to such individual or Participant shall not take effect unless the Company is in receipt of a confirmation, direction or ruling from the Irish Takeover Panel that satisfies the Board that such grant, exercise, vesting, settlement or other action would not result in an obligation to make a Concert-Party Offer; or the Shares which are to be delivered on the vesting or settlement of the relevant Award shall not have any voting rights. If the Administrator determines that the exercise or settlement of any such Award by way of the issuance of Shares is not possible or desirable, it may determine that such Award shall be settled in cash, on such conditions as the Administrator may determine.
SECTION 19. EFFECTIVE DATE OF PLAN
This Plan shall become effective upon shareholder approval in accordance with applicable law, the Company’s Constitution, and applicable stock exchange rules. No grants of Options and other Awards may be made hereunder after the tenth anniversary of the Effective Date and no grants of Incentive Stock Options may be made hereunder after the tenth anniversary of the date the Plan is approved by the Board.
SECTION 20. GOVERNING LAW
This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of the State of Delaware, applied without regard to conflict of law principles.
DATE APPROVED BY BOARD OF DIRECTORS: 13 April 2020
DATE APPROVED BY SHAREHOLDERS: 5 August 2020

NON-QUALIFIED OPTION AGREEMENT
FOR COMPANY EMPLOYEES
UNDER THE AVADEL PHARMACEUTICALS PLC
2020 OMNIBUS INCENTIVE COMPENSATION PLAN

Name of Optionee:

Number of Options:

Option Exercise Price Per Share:
(FMV on Grant Date)
Grant Date:

Expiration Date:
Pursuant to the Avadel Pharmaceuticals plc 2020 Omnibus Incentive Compensation Plan, as amended through the date hereof (the “Plan”), Avadel Pharmaceuticals plc (the “Company”) hereby grants to the Optionee named above an option (the “Stock Option”) to purchase on or prior to the Expiration Date specified above all or part of the number of ordinary shares, nominal value $0.01 (the “Ordinary Shares”) in the capital of the Company specified above at the Option Exercise Price per Share specified above subject to the terms and conditions set forth herein and in the Plan. The Ordinary Shares may be represented by American Depositary Shares (“ADSs”), and each ADS represents one Ordinary Share. References herein to the issuance of Ordinary Shares shall also refer to the issuance of ADSs on the same basis of one ADS for every one Ordinary Share. This Option is not intended to be an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended.
1.Exercisability Schedule. No portion of this Option may be exercised until such portion shall have become exercisable. Except as set forth below, and subject to the discretion of the Administrator (as defined in Section 2 of the Plan) to accelerate the exercisability schedule hereunder, this Option shall be exercisable with respect to the following number of Option Shares on the dates indicated so long as Optionee remains an employee of the Company or a Subsidiary on such dates:

Incremental Number of Option		Exercisability Date
Shares Exercisable
25%

25%

25%

25%

Once exercisable, this Option shall continue to be exercisable at any time or times prior to the close of business on the Expiration Date, subject to the provisions hereof and of the Plan.
2.Manner of Exercise.
(a)The Optionee may exercise this Option only in the following manner: from time to time on or prior to the Expiration Date of this Option, the Optionee may give written notice to the Administrator of his or her election to purchase some or all of the Option Shares purchasable at the time of such notice. This notice shall specify the number of Option Shares to be purchased.
Payment of the purchase price for the Option Shares may be made by one or more of the following methods: (i) in cash, by certified or bank check or other instrument acceptable to the Administrator; (ii) through the delivery (or attestation to the ownership) of Ordinary Shares that have been purchased by the Optionee on the open market or that are beneficially owned by the Optionee and are not then subject to any restrictions under any Company plan and that otherwise satisfy any holding periods as may be required by the Administrator; (iii)  by the Optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option purchase price, provided that in the event the Optionee chooses to pay the option purchase price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; (iv)  by a “net exercise” arrangement pursuant to which the Company will reduce the number of Ordinary Shares issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; or (v) a combination of (i), (ii), (iii) and (iv) above. Payment instruments will be received subject to collection.
The transfer to the Optionee on the records of the Company or of the transfer agent of the Option Shares will be contingent upon (i) the Company’s receipt from the Optionee of the full purchase price for the Option Shares, as set forth above, (ii) the fulfillment of any other requirements contained herein or in the Plan or in any other agreement or provision of laws, and (iii) the receipt by the Company of any agreement, statement or other evidence that the Company may require to satisfy itself that the issuance of Ordinary Shares to be purchased pursuant to the exercise of Options under the Plan and any subsequent resale of the Ordinary Shares will be in compliance with applicable laws and regulations. In the event the Optionee chooses to pay the purchase price by previously-owned Ordinary Shares through the attestation method, the number of Ordinary Shares transferred to the Optionee upon the exercise of the Option shall be net of the Shares attested to.
(b)The Ordinary Shares purchased upon exercise of this Option shall be transferred to the Optionee on the records of the Company or of the transfer agent upon compliance to the satisfaction of the Administrator with all requirements under applicable laws or regulations in connection with such transfer and with the requirements hereof and of the Plan. The determination of the Administrator as to such compliance shall be final and binding on the Optionee. The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Ordinary Shares subject to this Option unless and until this Option shall have been exercised pursuant to the terms hereof, the Company or the transfer agent shall have transferred the shares to the Optionee, and the Optionee’s name shall have been entered as the stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Ordinary Shares.
(c)The minimum number of shares with respect to which this Option may be exercised at any one time shall be 100 shares, unless the number of shares with respect to which this Option is being exercised is the total number of shares subject to exercise under this Option at the time.
(d)Notwithstanding any other provision hereof or of the Plan, no portion of this Option shall be exercisable after the Expiration Date hereof.
3.Termination of Employment. If the Optionee’s employment with the Company or a Subsidiary (as defined in the Plan) terminates, the period within which to exercise the Option may be subject to earlier termination as set forth below.
(a)Termination Due to Death. If the Optionee’s employment with the Company or a Subsidiary terminates by reason of the Optionee’s death, any portion of this Option outstanding on such date, to the extent exercisable on the date of death, may thereafter be exercised by the Optionee’s legal representative or legatee for a period of [12] months from the date of death or until the Expiration Date, if earlier. Any portion of this Option that is not exercisable on the date of death shall terminate immediately and be of no further force or effect.
(b)Termination Due to Disability. If the Optionee’s employment with the Company or a Subsidiary terminates by reason of the Optionee’s disability (as determined by the Administrator), any portion of this Option outstanding on such date, to the extent exercisable on the date of such termination, may thereafter be exercised by the Optionee for a period of [12] months from the date of disability or until the Expiration Date, if earlier. Any portion of this Option that is not exercisable on the date of disability shall terminate immediately and be of no further force or effect.
(c)Termination for Cause. If the Optionee’s employment with the Company or a Subsidiary terminates for Cause, any portion of this Option outstanding on such date shall terminate immediately and be of no further force and effect. For purposes hereof, “Cause” shall mean, unless otherwise provided in an employment or other service agreement between the Company and the Optionee, a determination by the Administrator that the Optionee shall be dismissed as a result of (i) any material breach by the Optionee of any agreement between the Optionee and the Company; (ii) the conviction of, indictment for or plea of nolo contendere by the Optionee to a felony or a crime involving moral turpitude; or (iii) any material misconduct or willful and deliberate non-performance (other than by reason of disability) by the Optionee of the Optionee’s duties to the Company.
(d)Other Termination. If the Optionee’s employment with the Company or a Subsidiary terminates for any reason other than the Optionee’s death, the Optionee’s disability or Cause, and unless otherwise determined by the Administrator, any portion of this Option outstanding on such date may be exercised, to the extent exercisable on the date of termination, for a period of three months from the date of termination or until the Expiration Date, if earlier. Any portion of this Option that is not exercisable on the date of termination shall terminate immediately and be of no further force or effect.
The Administrator’s determination of the reason for termination of the Optionee’s employment with the Company or a Subsidiary shall be conclusive and binding on the Optionee and his or her representatives or legatees.
4.Incorporation of Plan. Notwithstanding anything herein to the contrary, this Option shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.
5.Transferability. This Agreement is personal to the Optionee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution. This Option is exercisable, during the Optionee’s lifetime, only by the Optionee, and thereafter, only by the Optionee’s legal representative or legatee.
6.Tax Withholding. The Optionee shall, not later than the date as of which the exercise of this Option becomes a taxable event for Federal income tax purposes, pay to the Company or make arrangements satisfactory to the Administrator for payment of any Federal, state, and local taxes required by law to be withheld on account of such taxable event. The Company shall have the authority to cause the required tax withholding obligation to be satisfied, in whole or in part, by (i) withholding from Ordinary Shares to be issued to the Optionee a number of Ordinary Shares with an aggregate Fair Market Value that would satisfy the withholding amount due; or (ii) causing its transfer agent to sell from the number of Ordinary Shares to be issued to the Optionee, the number of Ordinary Shares necessary to satisfy the Federal, state and local taxes required by law to be withheld from the Optionee on account of such transfer.
7.No Obligation to Continue Employment. Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Optionee’s employment with the Company or a Subsidiary and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the Optionee’s employment with the Company or a Subsidiary at any time.
8.Integration. This Agreement constitutes the entire agreement between the parties with respect to this Option and supersedes all prior agreements and discussions between the parties concerning such subject matter.
9.Data Privacy Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Optionee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Optionee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate. The Optionee shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law.
10.Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Optionee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

AVADEL PHARMACEUTICALS PLC
By:
    Title:
The foregoing Agreement is hereby accepted, and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Optionee (including through an online acceptance process) is acceptable.
Dated:
Optionee’s Signature

Optionee’s name and address:

RESTRICTED SHARE UNIT AWARD AGREEMENT
FOR COMPANY EMPLOYEES
UNDER THE AVADEL PHARMACEUTICALS PLC
2020 OMNIBUS INCENTIVE COMPENSATION PLAN
Name of Grantee:
No. of Restricted Share Units:
Grant Date:
Pursuant to the Avadel Pharmaceuticals plc 2020 Omnibus Incentive Compensation Plan as amended through the date hereof (the “Plan”), Avadel Pharmaceuticals plc (the “Company”) hereby grants an award of the number of Restricted Share Units listed above (an “Award”) to the Grantee named above. Each Restricted Share Unit shall relate to one ordinary share, nominal value $0.01, in the capital of the Company (the “Ordinary Shares”). The Ordinary Shares may be represented by American Depositary Shares (“ADSs”), and each ADS represents one Ordinary Share. References herein to the issuance of Ordinary Shares shall also refer to the issuance of ADSs on the same basis of one ADS for every one Ordinary Share.
1.Restrictions on Transfer of Award. This Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of by the Grantee, and any Ordinary Shares issuable with respect to the Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of until (i) the Restricted Share Units have vested as provided in Paragraph 2 of this Agreement and (ii) Ordinary Shares have been issued to the Grantee in accordance with the terms of the Plan and this Agreement.
2.Vesting of Restricted Share Units. The restrictions and conditions of Paragraph 1 of this Agreement shall lapse on the Vesting Date or Dates specified in the following schedule so long as the Grantee remains an employee2 of the Company or a Subsidiary on such Vesting Dates. If a series of Vesting Dates is specified, then the restrictions and conditions in Paragraph 1 shall lapse only with respect to the number of Restricted Share Units specified as vested on such date.

Incremental Number of Restricted Share Units Vested	Vesting Date
_____________ (__%)	_______________
_____________ (__%)	_______________
_____________ (__%)	_______________
_____________ (__%)	_______________
_____________ (__%)	_______________

2 Note to Company: Please confirm whether vesting is contingent on continued employment or whether it should be based on a broader “Service Relationship” concept.
ACTIVE/103005761.2

The Administrator may at any time accelerate the vesting schedule specified in this Paragraph 2.
3.Termination of Employment. If the Grantee’s employment with the Company or a Subsidiary terminates for any reason (including death or disability) prior to the satisfaction of the vesting conditions set forth in Paragraph 2 above, any Restricted Share Units that have not vested as of such date shall automatically and without notice terminate and be forfeited, and neither the Grantee nor any of his or her successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such unvested Restricted Share Units.
4.Issuance of Shares. As soon as practicable following each Vesting Date (but in no event later than two and one-half months after the end of the year in which the Vesting Date occurs), the Company shall issue to the Grantee the number of Ordinary Shares equal to the aggregate number of Restricted Share Units that have vested pursuant to Paragraph 2 of this Agreement on such date and the Grantee shall thereafter have all the rights of a shareholder of the Company with respect to such shares.
5.Incorporation of Plan. Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.
6.Tax Withholding. The Grantee shall, not later than the date as of which the receipt of this Award becomes a taxable event for Federal income tax purposes, pay to the Company or make arrangements satisfactory to the Administrator for payment of any Federal, state, and local taxes required by law to be withheld on account of such taxable event. The Company shall have the authority to cause the required tax withholding obligation to be satisfied, in whole or in part, by (i) withholding from Ordinary Shares to be issued to the Grantee a number of Ordinary Shares with an aggregate Fair Market Value that would satisfy the withholding amount due; or (ii) causing its transfer agent to sell from the number of Ordinary Shares to be issued to the Grantee, the number of Ordinary Shares necessary to satisfy the Federal, state and local taxes required by law to be withheld from the Grantee on account of such transfer.
7.Section 409A of the Code. This Agreement shall be interpreted in such a manner that all provisions relating to the settlement of the Award are exempt from the requirements of Section 409A of the Code as “short-term deferrals” as described in Section 409A of the Code.
8.No Obligation to Continue Employment. Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Grantee’s employment with the Company or a Subsidiary and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the Grantee’s employment with the Company or a Subsidiary at any time.
9.Integration. This Agreement constitutes the entire agreement between the parties with respect to this Award and supersedes all prior agreements and discussions between the parties concerning such subject matter.
    2
ACTIVE/103005761.2

10.Data Privacy Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Grantee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Grantee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate. The Grantee shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law.
11.Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.
AVADEL PHARMACEUTICALS PLC
By:
    Title:
The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable.
Dated:
Grantee’s Signature

Grantee’s name and address:

    3
ACTIVE/103005761.2

NON-QUALIFIED OPTION AGREEMENT
FOR NON-EMPLOYEE DIRECTORS
UNDER THE AVADEL PHARMACEUTICALS PLC 2020 OMNIBUS INCENTIVE COMPENSATION PLAN
Name of Optionee:
No. of Option Shares:
Option Exercise Price per Share:    $
    [FMV on Grant Date]
Grant Date:
Expiration Date:
    [No more than 10 years]
Pursuant to the Avadel Pharmaceuticals plc 2020 Omnibus Incentive Compensation Plan, as amended through the date hereof (the “Plan”), Avadel Pharmaceuticals plc (the “Company”) hereby grants to the Optionee named above, who is a Non-Employee Director of the Company but is not an employee of the Company, an option (the “Option”) to purchase on or prior to the Expiration Date specified above all or part of the number of ordinary shares, nominal value $0.01, (the “Ordinary Shares”), in the capital of the Company specified above at the Option Exercise Price per Share specified above subject to the terms and conditions set forth herein and in the Plan. The Ordinary Shares may be represented by American Depositary Shares (“ADSs”), and each ADS represents one Ordinary Share. References herein to the issuance of Ordinary Shares shall also refer to the issuance of ADSs on the same basis of one ADS for every one Ordinary Share. This Option is not intended to be an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended.
1.Exercisability Schedule. No portion of this Option may be exercised until such portion shall have become exercisable. Except as set forth below, and subject to the discretion of the Administrator (as defined in Section 2 of the Plan) to accelerate the exercisability schedule hereunder, this Option shall be exercisable with respect to the following number of Option Shares on the dates indicated so long as the Optionee remains in service as a member of the Board3 on such dates:
3 Note to Company: Please confirm whether vesting is contingent on board service or whether the language should be expanded to allow for vesting in connection with other forms of service.
ACTIVE/102694809.2

Incremental Number of Option Shares Exercisable	Exercisability Date
_____________ (___%)	____________
_____________ (___%)	____________
_____________ (___%)	____________
_____________ (___%)	____________
Once exercisable, this Option shall continue to be exercisable at any time or times prior to the close of business on the Expiration Date, subject to the provisions hereof and of the Plan.4 Once exercisable, this Option shall continue to be exercisable at any time or times prior to the close of business on the Expiration Date, subject to the provisions hereof and of the Plan.
2.Manner of Exercise.
(a)The Optionee may exercise this Option only in the following manner: from time to time on or prior to the Expiration Date of this Option, the Optionee may give written notice to the Administrator of his or her election to purchase some or all of the Option Shares purchasable at the time of such notice. This notice shall specify the number of Option Shares to be purchased.
Payment of the purchase price for the Option Shares may be made by one or more of the following methods: (i) in cash, by certified or bank check or other instrument acceptable to the Administrator; (ii)  through the delivery (or attestation to the ownership) of Ordinary Shares that have been purchased by the Optionee on the open market or that are beneficially owned by the Optionee and are not then subject to any restrictions under any Company plan and that otherwise satisfy any holding periods as may be required by the Administrator; (iii) by the Optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option purchase price, provided that in the event the Optionee chooses to pay the option purchase price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; (iv)  by a “net exercise” arrangement pursuant to which the Company will reduce the number of Ordinary Shares issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; or (v) a combination of (i), (ii), (iii) and (iv) above. Payment instruments will be received subject to collection.
The transfer to the Optionee on the records of the Company or of the transfer agent of the Option Shares will be contingent upon (i) the Company’s receipt from the Optionee of the full purchase price for the Option Shares, as set forth above, (ii) the fulfillment of any other requirements contained herein or in the Plan or in any other agreement or provision of laws, and (iii) the receipt by the Company of any agreement, statement or other evidence that the Company may require to satisfy itself that the issuance of Ordinary Shares to be purchased pursuant to the
4 Note to Company: Please advise whether director equity awards have accelerated vesting protection (e.g., on a change in control).
    2
ACTIVE/102694809.2

exercise of Options under the Plan and any subsequent resale of the Ordinary Shares will be in compliance with applicable laws and regulations. In the event the Optionee chooses to pay the purchase price by previously-owned Ordinary Shares through the attestation method, the number of Ordinary Shares transferred to the Optionee upon the exercise of the Option shall be net of the Shares attested to.
(b)The Ordinary Shares purchased upon exercise of this Option shall be transferred to the Optionee on the records of the Company or of the transfer agent upon compliance to the satisfaction of the Administrator with all requirements under applicable laws or regulations in connection with such transfer and with the requirements hereof and of the Plan. The determination of the Administrator as to such compliance shall be final and binding on the Optionee. The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Ordinary Shares subject to this Option unless and until this Option shall have been exercised pursuant to the terms hereof, the Company or the transfer agent shall have transferred the shares to the Optionee, and the Optionee’s name shall have been entered as the stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Ordinary Shares.
(c)The minimum number of shares with respect to which this Option may be exercised at any one time shall be 100 shares, unless the number of shares with respect to which this Option is being exercised is the total number of shares subject to exercise under this Option at the time.
(d)Notwithstanding any other provision hereof or of the Plan, no portion of this Option shall be exercisable after the Expiration Date hereof.
3.Termination as Non-Employee Director. If the Optionee ceases to be a Non-Employee Director of the Company, the period within which to exercise the Option may be subject to earlier termination as set forth below.
(a)Termination Due to Death. If the Optionee’s service as a Non-Employee Director terminates by reason of the Optionee’s death, any portion of this Option outstanding on such date, to the extent exercisable on the date of death, may thereafter be exercised by the Optionee’s legal representative or legatee for a period of [12]5 months from the date of death or until the Expiration Date, if earlier. Any portion of this Option that is not exercisable on the date of death shall terminate immediately and be of no further force or effect.
(b)Other Termination. If the Optionee ceases to be a Non-Employee Director for any reason other than the Optionee’s death, any portion of this Option outstanding on such date may be exercised, to the extent exercisable on the date the Optionee ceased to be a Non-Employee Director, for a period of [six]6 months from the date the Optionee ceased to be a Non-Employee Director or until the Expiration Date, if earlier. Any portion of this Option that is not
5 Note to Company: Please confirm preferred post-termination exercise period.
6 Note to Company: Please confirm preferred post-termination exercise period.
    3
ACTIVE/102694809.2

exercisable on the date the Optionee ceases to be a Non-Employee Director shall terminate immediately and be of no further force or effect.
4.Incorporation of Plan. Notwithstanding anything herein to the contrary, this Option shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.
5.Transferability. This Agreement is personal to the Optionee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution. This Option is exercisable, during the Optionee’s lifetime, only by the Optionee, and thereafter, only by the Optionee’s legal representative or legatee.
6.No Obligation to Continue as a Non-Employee Director. Neither the Plan nor this Option confers upon the Optionee any rights with respect to continuance as a Non-Employee Director.
7.Integration. This Agreement constitutes the entire agreement between the parties with respect to this Option and supersedes all prior agreements and discussions between the parties concerning such subject matter.
8.Tax Withholding. To the extent applicable, the Optionee shall, not later than the date as of which the receipt of this Award becomes a taxable event for Federal income tax purposes, pay to the Company or make arrangements satisfactory to the Administrator for payment of any Federal, state, and local taxes required by law to be withheld on account of such taxable event. The Company shall have the authority to cause the required tax withholding obligation to be satisfied, in whole or in part, by (i) withholding from Ordinary Shares to be issued to the Optionee a number of Ordinary Shares with an aggregate Fair Market Value that would satisfy the withholding amount due; or (ii) causing its transfer agent to sell from the number of Ordinary Shares to be issued to the Optionee, the number of Ordinary Shares necessary to satisfy the Federal, state and local taxes required by law to be withheld from the Optionee on account of such transfer.
9.Data Privacy Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Optionee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Optionee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate. The Optionee shall have access to, and the right to change, the
    4
ACTIVE/102694809.2

Relevant Information. Relevant Information will only be used in accordance with applicable law.
10.Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Optionee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.
AVADEL PHARMACEUTICALS PLC
By:
    Title:
The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Optionee (including through an online acceptance process) is acceptable.
Dated:
Optionee’s Signature

Optionee’s name and address:

    5
ACTIVE/102694809.2

RESTRICTED SHARE UNIT AWARD AGREEMENT
FOR NON-EMPLOYEE DIRECTORS
UNDER THE AVADEL PHARMACEUTICALS PLC
2020 OMNIBUS INCENTIVE COMPENSATION PLAN
Name of Grantee:
No. of Restricted Share Units:
Grant Date:
Pursuant to the Avadel Pharmaceuticals plc 2020 Omnibus Incentive Compensation Plan, as amended through the date hereof (the “Plan”), Avadel Pharmaceuticals plc (the “Company”) hereby grants an award of the number of Restricted Share Units listed above (an “Award”) to the Grantee named above. Each Restricted Share Unit shall relate to one ordinary share, nominal value $0.01, in the capital of the Company (the “Ordinary Shares”). The Ordinary Shares may be represented by American Depositary Shares (“ADSs”), and each ADS represents one Ordinary Share. References herein to the issuance of Ordinary Shares shall also refer to the issuance of ADSs on the same basis of one ADS for every one Ordinary Share.
1.Restrictions on Transfer of Award. This Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of by the Grantee, and any Ordinary Shares issuable with respect to the Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of until (i) the Restricted Share Units have vested as provided in Paragraph 2 of this Agreement and (ii) Ordinary Shares have been issued to the Grantee in accordance with the terms of the Plan and this Agreement.
2.Vesting of Restricted Share Units. The restrictions and conditions of Paragraph 1 of this Agreement shall lapse on the Vesting Date or Dates specified in the following schedule so long as the Grantee remains in service as a member of the Board7 on such Vesting Dates. If a series of Vesting Dates is specified, then the restrictions and conditions in Paragraph 1 shall lapse only with respect to the number of Restricted Share Units specified as vested on such date.

Incremental Number of Restricted Share Units Vested	Vesting Date
_____________ (___%)	_______________
_____________ (___%)	_______________
_____________ (___%)	_______________

7 Note to Company: Please confirm whether vesting is contingent on board service or whether the language should be expanded to allow for vesting in connection with other forms of service.
ACTIVE/102694868.2

The Administrator may at any time accelerate the vesting schedule specified in this Paragraph 2.8
3.Termination of Service as a Non-Employee Director. If the Grantee’s service with the Company and its Subsidiaries as a member of the Board terminates for any reason (including death or disability) prior to the satisfaction of the vesting conditions set forth in Paragraph 2 above, any Restricted Share Units that have not vested as of such date shall automatically and without notice terminate and be forfeited, and neither the Grantee nor any of his or her successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such unvested Restricted Share Units.
4.Issuance of Shares. As soon as practicable following each Vesting Date (but in no event later than two and one-half months after the end of the year in which the Vesting Date occurs), the Company shall issue to the Grantee the number of Ordinary Shares equal to the aggregate number of Restricted Share Units that have vested pursuant to Paragraph 2 of this Agreement on such date and the Grantee shall thereafter have all the rights of a stockholder of the Company with respect to such shares.
5.Incorporation of Plan. Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.
6.Section 409A of the Code. This Agreement shall be interpreted in such a manner that all provisions relating to the settlement of the Award are exempt from the requirements of Section 409A of the Code as “short-term deferrals” as described in Section 409A of the Code.
7.No Obligation to Continue as a Non-Employee Director. Neither the Plan nor this Award confers upon the Grantee any rights with respect to continuance as a Non-Employee Director.
8.Integration. This Agreement constitutes the entire agreement between the parties with respect to this Award and supersedes all prior agreements and discussions between the parties concerning such subject matter.
9.Tax Withholding. To the extent applicable, the Grantee shall, not later than the date as of which the receipt of this Award becomes a taxable event for Federal income tax purposes, pay to the Company or make arrangements satisfactory to the Administrator for payment of any Federal, state, and local taxes required by law to be withheld on account of such taxable event. The Company shall have the authority to cause the required tax withholding obligation to be satisfied, in whole or in part, by (i) withholding from Ordinary Shares to be issued to the Grantee a number of Ordinary Shares with an aggregate Fair Market Value that would satisfy the withholding amount due; or (ii) causing its transfer agent to sell from the number of Ordinary Shares to be issued to the Grantee, the number of Ordinary Shares necessary
8 Note to Company: Please advise whether director equity awards have accelerated vesting protection (e.g., on a change in control).
    2
ACTIVE/102694868.2

to satisfy the Federal, state and local taxes required by law to be withheld from the Grantee on account of such transfer.
10.Data Privacy Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Grantee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Grantee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate. The Grantee shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law.
11.Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.
AVADEL PHARMACEUTICALS PLC
By:
    Title:
The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable.
Dated:
Grantee’s Signature

Grantee’s name and address:

    3
ACTIVE/102694868.2